Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Phreesia, Inc. (the “Company”) for the fiscal quarter ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Altier, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report on Form fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2019	By:	/s/ Thomas Altier
Thomas Altier
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)